UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BRIXMOR PROPERTY GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Brixmor Property Group Inc. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on April 22 at 9:00 a.m. Eastern Time This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/brixmor/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before April 14, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Brixmor Property Group Inc. The 2026 Annual Meeting of Stockholders of Brixmor Property Group Inc. will be held virtually on April 22, 2026 at 9:00 am Eastern Time. The 2026 Annual Meeting of Stockholders of BRIXMOR PROPERTY GROUP INC. will be held virtually on April 22, 2026 at 9:00 a.m. (EDT). As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at https://web.viewproxy.com/Brixmor/2026 and then using your Virtual Control Number below. Your registration must be received by 11:59 p.m. (EDT) on April 20, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the unique link and password you received via email in your meeting invitation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the General Information section under - “How do I attend and vote shares at the virtual Annual Meeting?” THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3, AND FOR “EVERY ONE YEAR” IN PROPOSAL 4. 1. ELECTIONS OF DIRECTORS: (01) Brian T. Finnegan (06) Daniel B. Hurwitz (02) Sheryl M. Crosland (07) Sandra A.J. Lawrence (03) Michael Berman (08) William D. Rahm (04) Julie Bowerman (09) JP Suarez (05) Thomas W. Dickson 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026. 3. To approve, on a non-binding advisory basis, the compensation paid to our named executive officers. 4. To determine, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation paid to our named executive officers. NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title as such.

Internet: Go to https://web.viewproxy.com/brixmor/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Via Internet prior to the Annual Meeting: Go to www.AALvote.com/BRX Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/BRX Have your 11-digit Virtual Control Number available and follow the prompts. VOTING METHODS Brixmor Property Group Inc. CONTROL NUMBER